Exhibit  99.906.CERT

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line Emerging Opportunities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 3/31/06 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: 06/09/2006
      ----------

                                    By: /s/ Jean Bernhard Buttner
                                        ----------------------------------------
                                    Jean Bernhard Buttner
                                    Chairman and President
                                    Value Line Emerging Opportunities Fund, Inc.


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                                                            Exhibit  99.906.CERT

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Stephen R. Anastasio, Treasurer of the Value Line Emerging Opportunities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 9/30/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: 06/09/2006
      ----------

                                    By: /s/ Stephen R. Anastasio
                                        ----------------------------------------
                                    Stephen R. Anastasio
                                    Treasurer
                                    Value Line Emerging Opportunities Fund, Inc.